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                                      EXHIBIT 99


       Trustee's Remittance Report in  respect of the August Remittance Date.







                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]




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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-2

    FROM                                                         June 15, 1997

     TO                                                          July 15, 1997


                                                                                              TOTAL
----------------------------------------------------------------------------------------------------------
(i)       AVAILABLE PAYMENT AMOUNT                                                          9,626,279.02
            Portions subject to bankrupty                                                           0.00

(ii)      CLASS A-1 PRINCIPAL BALANCE (Beginning)                                          55,258,009.81
          CLASS A-2 PRINCIPAL BALANCE (Beginning)                                         103,241,000.00
          CLASS A-3 PRINCIPAL BALANCE (Beginning)                                          40,703,000.00
          CLASS A-4 PRINCIPAL BALANCE (Beginning)                                          46,564,000.00
          CLASS A-5 PRINCIPAL BALANCE (Beginning)                                          15,936,000.00
                                                                                                    0.00
          POOL PRINCIPAL BALANCE (Beginning)                                              261,702,009.81

(iii)     MORTGAGES:
          NUMBER OF PRINCIPAL PREPAYMENTS                                                            172
          PRINCIPAL BALANCE OF MORTGAGES PREPAYING                                          7,548,454.59

(iv)      AMOUNT OF CURTAILMENTS RECEIVED                                                       9,149.34

(v)       AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
          MONTHLY PAYMENTS RECEIVED                                                           425,156.45

(vi)      INTEREST RECEIVED ON MORTGAGES                                                    2,273,133.89

(vii)     AGGREGATE ADVANCES                                                                1,798,047.70

(viii) a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES & REO):
           MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                                                   132
            PRINCIPAL BALANCE                                                               6,376,908.09
            % OF PRINCIPAL                                                                     2.510000%

           MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                                    51
            PRINCIPAL BALANCE                                                               2,162,220.50
            % OF PRINCIPAL                                                                     0.850000%

           MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                                   188

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

            PRINCIPAL BALANCE                                                               9,837,608.36
            % OF PRINCIPAL                                                                     3.880000%

       b. MORTGAGES IN BANKRUPTCY (TOTAL)
            NUMBER                                                                                   111
            PRINCIPAL BALANCE                                                               5,172,435.85
            % OF PRINCIPAL                                                                     2.040000%

           BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
           BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                                                    14
            PRINCIPAL BALANCE                                                                 633,421.50
            % OF PRINCIPAL                                                                         0.25%

           BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                                    14
            PRINCIPAL BALANCE                                                                 590,083.74
            % OF PRINCIPAL                                                                         0.23%

           BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                                    51
            PRINCIPAL BALANCE                                                               2,522,361.15
            % OF PRINCIPAL                                                                         0.99%

       c. MORTGAGES IN FORECLOSURE (TOTAL):
            NUMBER                                                                                    62
            PRINCIPAL BALANCE                                                               3,224,176.11
            % OF PRINCIPAL                                                                     1.270000%

           FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
            FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                                                     0
            PRINCIPAL BALANCE                                                                       0.00
            % OF PRINCIPAL                                                                         0.00%

           FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                                     0
            PRINCIPAL BALANCE                                                                       0.00
            % OF PRINCIPAL                                                                         0.00%

           FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                                    61
            PRINCIPAL BALANCE                                                               3,181,555.07
            % OF PRINCIPAL                                                                         0.00%

       d. MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii)a. above):
            NUMBER                                                                                    10
            PRINCIPAL BALANCE                                                                 623,558.95
            % OF PRINCIPAL                                                                         0.25%

       e. MORTGAGE LOAN LOSSES                                                                 49,149.58

(ix)      ENDING CLASS A-1 PRINCIPAL BALANCE                                               47,140,957.26
          ENDING CLASS A-2 PRINCIPAL BALANCE                                              103,241,000.00
          ENDING CLASS A-3 PRINCIPAL BALANCE                                               40,703,000.00
          ENDING CLASS A-4 PRINCIPAL BALANCE                                               46,564,000.00

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

          ENDING CLASS A-5 PRINCIPAL BALANCE                                               15,936,000.00

(x)       WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                                       161.07830315
          WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                           10.48927388%

(xi)      SERVICING FEES PAID                                                                 129,855.16
          SERVICING FEES ACCRUED                                                              127,622.32

(xii)     SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.                                         15,651.52

(xiii)    POOL PRINCIPAL BALANCE (ENDING)                                                 253,584,957.26

(xiv)     RESERVED

(xv)      REIMBURSABLE AMOUNTS:
           TO SERVICER                                                                         40,670.69
           TO REPRESENTATIVE                                                                        0.00
           TO DEPOSITORS                                                                            0.00

(xvi)     NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                                               5592
          NUMBER OF MORTGAGES OUTSTANDING (END)                                                     5420

(xvii)    AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS                                  2,230,230.36

(xviii)   PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
          MORTGAGE INTEREST RATES LESS THAN 8.45%                                             568,077.11
          MORTGAGE INTEREST RATES LESS THAN 8.55%                                           2,188,160.11

(xix)     SUBORDINATED AMOUNT (REMAINING)                                                  31,891,404.65
          SPREAD ACCOUNT BALANCE (AFTER DISTRIBUTIONS)                                     12,298,761.41
          EXCESS SPREAD                                                                       584,902.68
          CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                                          283,595.35

(xx)      AGGREGATE MORTGAGE LOAN LOSSES                                                    283,595.35
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